Cash and Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2022
Cash, Cash Equivalents, Restricted Cash, and Restricted Cash Equivalents [Abstract]
Cash and Cash Equivalents and Restricted Cash

NOTE 3: CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents and restricted cash consisted of the following:

	June 30, 2022	December 31, 2021
Cash on hand and at banks	$45,561	$53,547
Short-term deposits and highly liquid funds	659	44
Restricted cash	8,726	84,260
Cash and cash equivalents and restricted cash	$54,946	$137,851

Short-term deposits and highly liquid funds relate to amounts held in banks for general financing purposes and represent deposits with an original maturity of less than three months and are included in the condensed consolidated balance sheets under the caption “Cash and cash equivalents”.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Holdings does maintain cash deposits and equivalents in excess of government provided insurance limits. Navios Holdings reduces exposure to credit risk by dealing with a diversified group of major financial institutions.

As of June 30, 2022 and December 31, 2021, restricted cash included $8,726 and $0, respectively, which related to amounts held in retention and other accounts as required by certain of Navios Holdings’ credit facilities. As of December 31, 2021, within restricted cash is included also an amount of $84,250 as cash collateral in an escrow account, concerning the release of Navios Lumen, Navios Stellar and Navios Phoenix, from the 2022 Notes (as defined below) which was released upon redemption of the 2022 Notes in January 2022. As of both June 30, 2022 and December 31, 2021, within restricted cash, are also included amounts held as security in the form of letters of guarantee or letters of credit totaling $10.